Supplement to each currently effective Statement of Additional Information listed below:

Scudder Contrarian Fund
Scudder Fixed Income Fund
Scudder High Yield Tax-Free Fund
Scudder Mid Cap Fund

The following text supplements the section entitled "Purchase of Shares" in each of the currently effective Statements of Additional Information for the Class A, B and C shares of each of the above-noted funds: From December 1, 2002 to January 31, 2003 ("Special Offering Period"), Scudder Distributors, Inc. ("SDI"), the principal underwriter for the Class A, B and C shares, intends to
(i) reallow to certain firms the full applicable sales charge with respect to Class A shares (not applicable to transactions that are normally not commissionable such as exchanges and Class A shares acquired at net asset value) and (ii) pay an additional 0.50% and 0.25% in addition to the current commission structure to certain firms with respect to Class B and C shares, respectively. Firms entitled to the full reallowance and the additional compensation noted above, during the Special Offering Period are those firms which pass through the additional compensation to registered representatives.



December 2, 2002